UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                  May 18, 2006
                                  ------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       000-50796                                          16-1171179
       ---------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


                Section 1 - Registrant's Business and Operations

     Item 1.01. Entry into a Material Definitive Agreement.

     On May 18, 2006, the company and Edward E. Simmons entered into an Amended and Restated Executive Employment Agreement effective as of May 1, 2007, whereby Edward E. Simmons will continue his employment with the company as an Executive Vice President for three (3) years ending on April 30, 2010. Pursuant to the Amended and Restated Executive Employment Agreement, the company will pay Edward
E. Simmons an annual base salary of $290,000.00, plus an annual bonus based upon the terms and conditions of an annual bonus program established by the company for similarly situated Executive Vice Presidents. The target level for such annual bonus is $100,000.00. Edward E. Simmons is also a partial owner of D & E Parking, Inc., a privately held company which provides management consulting services to the company. A copy of the Amended and Restated Executive Employment Agreement dated May 18, 2006 is attached as Exhibit 10.1 to this Form 8-K.


                   Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

      10.1             Amended and Restated Executive Employment Agreement dated
                       May 18, 2006


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    STANDARD PARKING CORPORATION


May 22, 2006                                        By: /s/ G. MARC BAUMANN
                                                        ------------------------
                                                        G. Marc Baumann
                                                        Chief Financial Officer


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


                                INDEX TO EXHIBITS


EXHIBIT                DESCRIPTION OF EXHIBIT
-------                ----------------------

10.1                   Amended and Restated Executive Employment Agreement dated
                       May 18, 2006

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